iShares®

iShares Trust

Supplement dated May 30, 2018

to the Prospectus dated December 1, 2017 (as revised May 1, 2018)

and Statement of Additional Information (“SAI”) dated December 1, 2017 (as revised May 18, 2018)

for the iShares MSCI China A ETF (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI.

Effective May 30, 2018, the Standard Creation/Redemption Transaction Fee for the Fund is as follows:

Fund	Standard Creation/Redemption Transaction Fee
iShares MSCI China A ETF	$7,150

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-CNYA-0518

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